FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 15, 2003


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      32-0045263                      0-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)





SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Kurt R. Harrington
    ----------------------
    Kurt R. Harrington
    Chief Financial Officer

Date: May 15, 2003

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A amends the current report on Form 8-K dated March 31, 2003 to include Item 7, Financial Statements, Pro Forma Financial Information, and Exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A. Unaudited Condensed Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003;

B. Unaudited Condensed Pro Forma Consolidated Statements of Operations for the year ended December 31, 2002; and

C.   Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements.

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

     On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and FBR Asset Investment Corporation ("FBR Asset"), completed their previously announced merger pursuant to the Agreement and Plan of Merger among the companies and certain of their subsidiaries dated as of November 14, 2002 (the "merger"). The combined company assumed the name Friedman, Billings, Ramsey Group, Inc.

     The following unaudited condensed pro forma consolidated financial statements are prepared in accordance with SEC Regulation S-X - Article 11, "Pro Forma Financial Information," and are presented to illustrate the effects of the merger on the historical operating results of FBR Group and FBR Asset. The unaudited pro forma statements of operations are presented for the three months ended March 31, 2003 and the year ended December 31, 2002, assuming the acquisition had occurred on January 1, 2002. The pro forma statements of operations for the three months ended March 31, 2003 and year ended December 31, 2002 combine the historical statements of earnings of FBR Group and FBR Asset for the three months ended March 31, 2003 and the year ended December 31, 2002, respectively, on a consolidated basis.

     The unaudited condensed pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including the notes thereto, of each of FBR Group and FBR Asset. FBR Group's Annual Report on Form 10-K for the year ended December 31, 2002 includes the December 31, 2002 financial statements of both FBR Group and FBR Asset.

     The unaudited condensed pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations of FBR Group that would have occurred had the merger been consummated as of January 1, 2002. In addition, the unaudited condensed pro forma consolidated financial statements are not necessarily indicative of the future operating results of FBR Group.

A.

       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (Dollars in thousands, except per share amounts)

                                                                  Historical                    Pro Forma

                                                          FBR Group     FBR Asset      Adjustments     Consolidated
Revenues:                                                -----------   -----------  ---------------   --------------

   Investment banking:

     Underwriting (Note 1a)                                 $ 8,788        $     -       $   353          $ 9,141

     Corporate finance                                        5,719              -             -            5,719

     Investment gains                                         3,232              -             -            3,232

   Institutional brokerage:

     Principal transactions                                   3,751              -             -            3,751

     Agency commissions                                       7,537              -             -            7,537

   Asset management:

     Base management fees (Note 1d)                           7,691              -        (2,762)           4,929

     Incentive allocations and fees (Note 1d)                 5,579              -        (5,617)             (38)

     Net investment income (loss) (Note 1e)                   2,685          9,599        (2,860)           9,424

     Technology sector net investment and incentive loss       (437)             -             -             (437)

   Dividends and other (Note 1f)                              1,507            388          (353)           1,542

   Interest (Note 1g)                                         3,487         51,913        (3,417)          51,983
                                                         -----------   -----------  -------------    -------------
     Total revenues                                          49,539         61,900       (14,656)          96,783

   Interest expense (Note 1h)                                 1,646         21,355          (429)          22,572
                                                         -----------   -----------  -------------    -------------
     Net revenues                                            47,893         40,545       (14,227)          74,211

Expenses:

   Compensation and benefits                                 24,804              -             -           24,804

   Business development and professional services             5,879          3,335             -            9,214

   Clearing and brokerage fees                                1,232              -             -            1,232

   Occupancy and equipment                                    2,199              -             -            2,199

   Communications                                             2,209              -             -            2,209

   Other operating expenses (Note 1j)                         3,004          8,379        (8,379)           3,004
                                                        ------------  ------------  -------------    -------------
     Total expenses                                          39,327         11,714        (8,379)          42,662
                                                        ------------  ------------  -------------    -------------
   Net income (loss) before taxes and extraordinary gain      8,566         28,831        (5,848)          31,549

   Income tax provision (Note 1k)                             2,843            146        (2,989)               -
                                                        ------------  ------------- -------------    -------------
   Net income (loss) before extraordinary gain              $ 5,723       $ 28,685      $ (2,859)        $ 31,549
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============
   Basic earnings per share before extraordinary gain        $ 0.12         $ 1.10                         $ 0.24
                                                        ============  =============                  =============
                                                        ============  =============                  =============
   Diluted earnings per share before extraordinary gain      $ 0.12         $ 1.10                         $ 0.23
                                                        ============  =============                  =============
                                                        ============  =============                  =============

   Weighted average shares outstanding:

     Basic (Note 1l)                                         47,047         26,154        85,972          133,019
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============
     Diluted (Note 1l)                                       48,547         26,179        86,063          134,610
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============

B.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                (Dollars in thousands, except per share amounts)

                                                                  Historical                    Pro Forma
                                                             FBR              FB      Adjustments    Consolidated
Revenues:
                                                        ------------  ------------- -------------   --------------
   Investment banking:

     Underwriting (Note 1a)                                $ 76,556        $     -      $ (8,089)        $ 68,467

     Corporate finance (Note 1b)                             58,595              -         3,550           62,145

     Investment gains                                         8,725              -             -            8,725

   Institutional brokerage:

     Principal transactions (Note 1c)                        27,512              -          (949)          26,563

     Agency commissions                                      35,672              -             -           35,672

   Asset management:

     Base management fees (Note 1d)                          28,956              -        (8,642)          20,314

     Incentive allocations and fees (Note 1d)                14,258              -       (13,769)             489

     Net investment income (loss) (Note 1e)                  16,276         28,423       (20,913)          23,786

     Technology sector net investment and incentive loss     (5,622)             -             -           (5,622)

   Dividends and other (Note 1f)                              1,921          9,758        (6,742)           4,937

   Interest (Note 1g)                                         5,354        176,205       (19,220)         162,339
                                                        ------------  ------------- -------------   --------------
     Total revenues                                         268,203        214,386       (74,774)         407,815

   Interest expense (Note 1h)                                 2,073         67,558        (9,899)          59,732
                                                        ------------  ------------- -------------   --------------
     Net revenues                                           266,130        146,828       (64,875)         348,083


Expenses:


   Compensation and benefits (Note 1i)                      147,072              -        (2,174)         144,898

   Business development and professional services (Note 1i)  30,589          4,858          (906)          34,541

   Clearing and brokerage fees                                5,353              -             -            5,353

   Occupancy and equipment                                    8,838              -             -            8,838

   Communications                                             8,185              -             -            8,185

   Other operating expenses (Note 1j)                        10,652         22,411       (22,411)          10,652
                                                        ------------  ------------- -------------    -------------
     Total expenses                                         210,689         27,269       (25,491)         212,467
                                                        ------------  ------------- -------------    -------------
   Net income (loss) before taxes and extraordinary gain     55,441        119,559       (39,384)         135,616

   Income tax provision (Note 1k)                             3,035          2,489        (5,524)               -
                                                        ------------  ------------- -------------    -------------
   Net income (loss) before extraordinary gain             $ 52,406      $ 117,070     $ (33,860)       $ 135,616
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============
   Basic earnings per share before extraordinary gain        $ 1.14         $ 5.73                         $ 1.21
                                                        ============  =============                  =============
                                                        ============  =============                  =============
   Diluted earnings per share before extraordinary gain      $ 1.08         $ 5.72                         $ 1.19
                                                        ============  =============                  =============
                                                        ============  =============                  =============

 Weighted average shares outstanding:

     Basic (Note 1l)                                         46,098         20,432        65,783          111,881
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============
     Diluted (Note 1l)                                       48,442         20,455        65,867          114,309
                                                        ============  ============= =============    =============
                                                        ============  ============= =============    =============

C.

    Notes to Unaudited Condensed Pro Forma Consolidated Financial Statements
                             (Dollars in thousands)


    (1) The following is a summary of the unaudited condensed pro forma consolidated statements of operations adjustments to effect the merger.

        (a) Underwriting -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to (1) eliminate FBR Group's revenue generated from FBR Asset's secondary offerings of $10,930 for the year ended December 31, 2002, and (2) reclassify to underwriting revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $353 and $2,841, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002. See Note 1(f)(2).

        (b) Corporate finance -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to reclassify to corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $3,550 for the year ended December 31, 2002. See Note 1(f)(2).

        (c) Principal transactions -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's broker-dealer trading gains generated from transactions involving FBR Asset common stock of $949 for the year ended December 31, 2002.

        (d) Base management fees and incentive allocations and fees -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's base management and incentive fees earned pursuant to its management agreement with FBR Asset of $8,379 and $22,411, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002.

        (e) Net investment income (loss) -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's income derived from its equity investment in FBR Asset of $2,860 and $20,913, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002.

        (f) Dividends and other -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to (1) eliminate FBR Group's dividend income earned from its broker-dealer trading inventory holdings of FBR Asset of $351 for the year ended December 31, 2002, and (2) reclassify to underwriting revenue and corporate finance revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $353 and $6,391, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002. See Notes 1(a) and 1(b).

        (g) Interest -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to record amortization of premiums created in purchase accounting due to the new cost basis of FBR Asset's mortgage-backed securities at the time of the merger of $3,417 and $19,220, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002.

        The adjustments discussed above to record amortization of premiums established on FBR Asset's mortgage-backed securities have been prepared in accordance with SEC Regulation S-X -- Article 11. These adjustments, however, do not correspond to the mortgage-backed securities balances during the historical periods, but are reflective of amortization that would be recorded in the future considering the March 31, 2003 value of FBR Asset's mortgage-backed securities portfolio. In purchase accounting, the March 31, 2003 unrealized gain on these FBR Asset securities contained in other comprehensive income was eliminated and a new cost basis established. In this case, the unrealized gain creates a premium that will be amortized over the remaining lives of the applicable March 31, 2003 mortgage-backed securities. The adjustments in the pro forma financial statements reflect the amortization of this premium created in purchase accounting calculated based on the application of the effective interest method for recognizing interest income and includes management's assumptions with respect to prepayment speeds as of March 31, 2003 as required by SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." The total additional premium established based on the March 31, 2003 balance sheet is $46,850 and based upon prepayment speeds as of March 31, 2003 substantially all would be amortized over approximately three and a half years.

        (h) Interest expense -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect interest adjustments created in purchase accounting related to FBR Asset's interest rate swaps as of March 31, 2003 of $429 and $9,889, respectively, for the three months ended March 31, 2003 and year ended December 31, 2002.

    These interest rate swaps are cash flow hedges of the debt recorded on the balance sheet used to finance the mortgage-backed securities and convert a portion of the variable interest rate borrowings to a fixed interest rate. In purchase accounting, the March 31, 2003 unrealized loss on these FBR Asset derivatives of approximately $10,481 contained in other comprehensive income was eliminated. In this case, the unrealized loss created a credit balance (i.e., a day-one value of the derivatives) which is recorded as a liability on the balance sheet. The day-one value of the interest rate swaps recorded as a liability reestablishes the market rate of interest on the derivatives and reduces the fixed rate of interest expense over the remaining lives of the derivatives, which range from four months to sixteen months. These adjustments are based upon the fair value of the instruments and market rates as of March 31, 2003 using the effective interest method.

        (i) Compensation and benefits and business development and professional services -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's expenses incurred as a result of FBR Asset's secondary equity offerings.

        (j) Other operating expenses -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate base management and incentive fees payable by FBR Asset to FBR Group. See Note 1(d).

        (k) Income tax provision (benefit) -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to present the tax provision of the combined entity's taxable REIT subsidiaries based on the effective tax rate of these subsidiaries during the period.

        (l) Basic and diluted weighted average shares outstanding -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect the conversion of historical FBR Asset shares not owned by FBR Group based on the 3.65 exchange ratio.